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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               -----------------
                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                               -----------------


                       Date of Report: February 14, 2005
                       (Date of earliest event reported)


                              TEMPLE-INLAND INC.
            (Exact Name of Registrant as Specified in its Charter)


          Delaware                    001-08634                  75-1903917
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)


               1300 MoPac Expressway South, Austin, Texas 78746
         (Address of Principal Executive Offices, including Zip code)


                                (512) 434-5800
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240. 13e-4(c))


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ITEM 8.01.        OTHER EVENTS

         On February 14, 2005, Temple-Inland Inc. (the "Company") entered into a remarketing agreement (the "Remarketing Agreement") with JPMorgan Chase Bank, N.A., as the purchase contract agent, and Citigroup Global Markets Inc. and UBS Securities LLC, as the remarketing agents (the "Remarketing Agents"), relating to the remarketing (the "Remarketing") of the Company's 6.42% Senior Notes Due 2007 (the "Notes"), which formed part of the Company's Upper DECS securities issued in May 2002 (the "Upper DECS").

         On February 15, 2005, the Company filed a remarketing prospectus supplement, dated February 14, 2005 (the "Remarketing Prospectus Supplement"), to the prospectus supplement dated April 25, 2002 and the prospectus dated March 26, 2002, included as part of the Registration Statement on Form S-3 of the Company (File No. 333-84120) (the "Registration Statement").

         On February 17, 2005, pursuant to the Remarketing Agreement, the Company successfully remarketed $344,975,000 aggregate principal amount of the Notes at a price of 101.542%. As a result of the Remarketing, the annual interest rate on the Notes was reset to 5.003% and the Notes no longer form part of the Upper DECS. A portion of the proceeds from the Remarketing was used to purchase a portfolio of treasury securities that will serve as substitute collateral to secure settlement of the forward purchase contracts component of the Upper DECS. The remaining portion of the proceeds (net of the Remarketing Agents' fees) will be distributed pro rata to the holders of the Notes that were remarketed in the Remarketing.

         A copy of the Remarketing Agreement is attached as an exhibit to this current report on Form 8-K and is incorporated by reference in its entirety into the Registration Statement.

         The Company is filing as an exhibit to this current report on Form 8-K, and incorporating herein by reference, the figures used to calculate the Company's ratios of earnings to fixed charges for the nine months ended October 2, 2004, as set forth under the caption "Ratio of Earnings to Fixed Charges" in the Remarketing Prospectus Supplement.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         1.1 Remarketing Agreement, dated February 14, 2005, among the Company, Citigroup Global Markets Inc., UBS Securities LLC and JPMorgan Chase Bank, N.A.

         12.1 Calculation of ratio of earnings to fixed charges (parent company), ratio of earnings to fixed charges including interest on deposits (consolidated), and ratio of earnings to fixed charges excluding interest on deposits
                  (consolidated)


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                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  TEMPLE-INLAND INC.


Date: February 18, 2005                           By: /s/ M. Richard Warner
                                                     --------------------------
                                                  Name:   M. Richard Warner
                                                  Title:  President


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                                 EXHIBIT INDEX

EXHIBIT          DESCRIPTION                                              PAGE
-------          -----------                                              ----

1.1              Remarketing Agreement, dated February 14, 2005, among       5
                 the Company, Citigroup Global Markets Inc., UBS
                 Securities LLC and JPMorgan Chase Bank, N.A.

12.1             Calculation of ratio of earnings to fixed charges          31
                 (parent company), ratio of earnings to fixed charges including interest on deposits (consolidated), and ratio of earnings to fixed charges excluding interest on deposits (consolidated)


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